SEMI ANNUAL REPORT

TEMPLETON GLOBAL OPPORTUNITIES TRUST

JUNE 30, 1998

[LOGO]

FRANKLIN(R) TEMPLETON(R)

PAGE


[50 YEAR LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.





[PHOTO OF HOWARD J. LEONARD APPEARS HERE]

Howard J. Leonard
Portfolio Manager
Templeton Global Opportunities Trust

PAGE


SHAREHOLDER LETTER

CONTENTS

Shareholder Letter ........   1

Performance Summaries
   Class I ................   6
   Class II ...............   8

Financial Highlights &
Statement of Investments ..  10

Financial Statements ......  17

Notes to Financial
Statements ................  20


[PYRAMID GRAPHIC]

-------------------------------------------------------------------------------
Your Fund's Objective: Templeton Global Opportunities Trust seeks long-term capital growth by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.
-------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report of the Templeton Global Opportunities Trust, covering the six months ended June 30, 1998. During this period, the Fund's Class I shares provided a 4.52% six-month cumulative total return, as discussed in the Performance Summary on page 6. The unmanaged Morgan Stanley Capital International(R) (MSCI) All Country World Free Index (MSCI-ACWF) reported a 14.77% total return for the same period.(1) The Fund's underperformance versus the index can be attributed largely to its significant U.S. underweighting and a lesser European underweighting. In both regions, stock prices in general continued their long march upward, and we tended to be sellers into this strength. Although the Fund did not own many Asian stocks, the indirect impact of



1. Market return is measured in U.S. dollars and includes reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

You will find a complete listing of the Fund's portfolio holdings, including the dollar value and number of shares or principal amount, beginning on page 12 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION

This chart shows, in pie format, the geographic distribution of total net assets as of June 30, 1998

[PIE CHART APPEARS HERE]

Europe                                     34.7%
Latin America                              13.8%
United States                              13.5%
Asia                                        3.3%
Australia & New Zealand                     2.9%
Other                                       3.7%
Short-Term Investment & Other Net Assets   28.1%


the Asian crisis hurt its performance. As fearful investors fled emerging markets across the globe, and raced to re-invest in "safer," but more expensive, U.S. and European markets, many of our Latin American holdings fell in value. Our performance relative to the index was also limited because of the large cash position we maintained to take advantage of opportunities the Asian crisis might create to purchase stocks offering long-term value.

Most European stock markets soared in early 1998, aided by lower oil and commodity prices. Corporate restructuring, low interest rates, and optimism surrounding the advent of the new European currency also contributed to the bullish sentiment. These trends benefited our European holdings, but stock prices there generally became expensive relative to our long-term earnings forecasts. Southern European stock prices experienced particularly sharp advances, and we sold a stake in Telecom Italia Mobile SpA when it was selling at 12 times more than we thought it could earn five years in the future. And while the first impact of the Asian crisis resulted in lower costs for Europe's businesses, the next effect could be lower demand for European goods and more stress on Europe's banking sector. Accordingly, we expect to replace some European holdings over time as market conditions provide attractive alternatives.

Because of the historically high valuations of U.S. stocks, the Fund's U.S. equity holdings represented only 13.5% of total net assets on June 30, 1998. As you know, our investment process has been successful largely because we avoid stocks when they are selling at above-average multiples of long-term earnings potential. While this led us to hold few U.S. stocks during the period, and to suffer short-term underperformance relative to the index, we are confident that over the longer term, this philosophy should help us in our search for



2

PAGE


This chart shows the top ten industries of the Templeton Global Opportunities Trust, as of June 30, 1998, based on total net assets.

                                % OF TOTAL
  INDUSTRY                      NET ASSETS
------------------------------------------

  Telecommunications               13.6%
  Banking                          10.9%
  Energy Sources                    6.6%
  Insurance                         6.2%
  Utilities Electrical & Gas        6.1%
  Electrical & Electronics          4.6%
  Metals & Mining                   3.0%
  Forest Products & Paper           2.3%
  Data Processing & Reproduction    2.3%
  Leisure & Tourism                 2.2%


stocks with long-term potential. At the current, elevated state of the U.S. market, and with a degree of speculative fever building in certain sectors (notably Internet stocks), we are content to be largely on the sidelines. As in the case of Europe, the secondary effects of the Asian crisis may represent a threat to U.S. corporate earnings growth, which could lead to a fall in U.S. stock prices. But even if this may not occur, it is not easy to make a case for continued, strong earnings growth and expanding price/earnings multiples in the U.S. Both would be required if investors are to have a good chance of achieving high future returns from U.S. stocks.

Economic devastation in Asia has been severe, and the ultimate consequences are yet to be fully understood. But even though Asian stock prices and currency values were particularly hard hit, we found it difficult to identify large numbers of stocks meeting our strict value criteria. The primary reason is that economic turmoil has been so deep that it destroyed the balance sheets of many companies in countries like South Korea, Thailand and Indonesia. The process of rebuilding these balance sheets has not yet started, will probably take a long time to complete, and could result in significant earnings dilution once accomplished. In our opinion, hundreds of billions of U.S. dollars may be needed to recapitalize the region's banking and corporate sectors. Problems of this magnitude are usually not solved quickly, and the risk of further severe contractions remains high as China's economy could weaken and Japan's economy may not recover from its long slump. However, we do believe that in the future we will be able to identify a number of companies likely to survive without major earnings dilution, or where stock prices already reflect such dilution. Accordingly, we anticipate the Asian weighting in the Fund will grow over time, perhaps significantly.



                                                                               3

PAGE


This chart shows the top ten equity holdings of the Templeton Global Opportunities Trust, including company name and industry, as of June 30, 1998, based on total net assets.

  COMPANY,                         % OF TOTAL
  INDUSTRY, COUNTRY                NET ASSETS
---------------------------------------------

  British Energy Ltd., 144A
  Utilities Electrical & Gas, U.K.    3.1%

  Nokia AB, A
  Telecommunications, Finland         2.9%

  Lucent Technologies Inc.
  Telecommunications, U.S.            2.4%

  Foreningssparbanken AB, A
  Banking, Sweden                     2.3%

  Kuoni Reisen Holding AG, B
  Leisure & Tourism, Switzerland      2.2%

  Telefonica SA
  Telecommunications, Spain           1.9%

  Telecomunicacoes Brasileiras SA
  (Telebras), pfd., ADR
  Telecommunications, Brazil          1.8%

  Fannie Mae
  Financial Services, U.S.            1.6%

  Total SA, B
  Energy Sources, France              1.6%

  Ace Ltd.
  Insurance, Bermuda                  1.5%

Latin American share prices have been among the cheapest in the world for some time, but the impact of the "Asian flu" upon the region's equities was still reasonably severe, as interest rates rose and economic growth rates fell. Although this may limit earnings growth in the short run, over the long term most Latin American companies seem attractively valued. Moreover, these companies typically carry less debt (particularly debt denominated in U.S. dollars) than did their Asian counterparts. Therefore, in our opinion, even an intensified economic downturn probably would not affect Latin American companies as intensely as those in Asia. During the reporting period, we maintained a particularly large exposure to Brazil, where we believe price/earnings ratios were quite low.

While we are disappointed by the short-term results of the Fund, we are hopeful that the bargain-priced stocks we hold will reduce the risk of loss, and enhance the opportunities to earn attractive returns over the longer term. We can invest up to 40% of the Fund's total net assets in emerging stock markets, but as of June 30, 1998, the proportion of total net assets in these markets was only 20%. Given the opportunities we anticipate arising to purchase long-term bargains in Asia and Latin America, and the lack of similar options in the more expensive U.S. and European markets, our exposures there may grow over time. In our experience, value is most often found where other investors are selling, and attractive selling opportunities are most often found where other investors are greedily buying. Such strategies have provided many of our shareholders with attractive long-term returns, and we believe they will continue doing so in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing





4

PAGE


constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six quarterly declines of more than 20% during that time.(2)

We thank you for the trust you have placed in us and look forward to helping you meet your financial objectives in the years to come.

Sincerely,




/S/ Howard J. Leonard

Howard J. Leonard
Portfolio Manager
Templeton Global Opportunities Trust




2. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.



                                                                               5

PAGE


PERFORMANCE SUMMARY


CLASS I

Templeton Global Opportunities Trust - Class I produced a 4.52% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table on page 7, the Fund's Class I shares delivered a cumulative total return of more than 190% since inception on January 19, 1990.

The Fund's share price, as measured by net asset value, increased
39 cents, from $15.32 on December 31, 1997, to $15.71 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 1.5 cents ($0.015) in income dividends, and 28.5 cents ($0.285) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.

6

PAGE


  CLASS I
  Periods ended 6/30/98

                                                             SINCE
                                                           INCEPTION
                                      1-YEAR     5-YEAR    (1/19/90)
----------------------------------------------------------------------
  Cumulative Total Return(1)            1.77%     96.69%     190.39%
  Average Annual Total Return(2)       -4.10%     13.14%      12.67%
  Value of $10,000 Investment(3)      $9,590    $18,540     $27,379

                                     6/30/94    6/30/95    6/30/96    6/30/97     6/30/98
-----------------------------------------------------------------------------------------
  One-Year Total Return(4)           14.98%     13.50%     13.91%     30.02%       1.77%



1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge, thus actual returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

                                                                               7

PAGE


Class II

Templeton Global Opportunities Trust - Class II produced a 4.17% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table on page 9, the Fund's Class II shares delivered a cumulative total return of more than 56% since inception on May 1, 1995.

The Fund's share price, as measured by net asset value, increased
33 cents, from $15.17 on December 31, 1997, to $15.50 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 1.5 cents ($0.015) in income dividends, and 28.5 cents ($0.285) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


8

PAGE


  CLASS II
  Periods ended 6/30/98

                                                                       SINCE
                                                                     INCEPTION
                                              1-YEAR      3-YEAR      (5/1/95)
-------------------------------------------------------------------------------
  Cumulative Total Return(1)                    0.98%      47.54%       56.93%
  Average Annual Total Return(2)               -1.03%      13.47%       14.95%
  Value of $10,000 Investment(3)              $9,897     $14,608      $15,540

                                             6/30/96     6/30/97      6/30/98
-------------------------------------------------------------------------------
  One-Year Total Return(4)                     13.13%      29.15%        0.98%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

                                                                               9


PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights

                                                                                 CLASS I
                                               ----------------------------------------------------------------------------
                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                JUNE 30, 1998      --------------------------------------------------------
                                                 (UNAUDITED)         1997        1996        1995        1994        1993
                                               ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
 period)
Net asset value, beginning of period.......           $15.32         $14.62      $12.57      $11.84      $14.46      $10.75
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................             .25             .38         .30         .16         .09         .12
 Net realized and unrealized gains
   (losses)................................             .44            1.70        2.69        1.33        (.63)       3.97

                                               ----------------------------------------------------------------------------
Total from investment operations...........             .69            2.08        2.99        1.49        (.54)       4.09
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income.....................            (.02)           (.37)       (.30)       (.16)       (.09)       (.11)
 In excess of net investment income........              --              --        (.06)         --          --          --
 Net realized gains........................            (.28)          (1.01)       (.58)       (.60)      (1.99)       (.27)
                                               ----------------------------------------------------------------------------
Total distributions........................            (.30)          (1.38)       (.94)       (.76)      (2.08)       (.38)
                                               ----------------------------------------------------------------------------
Net asset value, end of period.............          $15.71          $15.32      $14.62      $12.57      $11.84      $14.46
                                               ============================================================================
Total Return*..............................           4.52%          14.53%      24.19%      12.87%     (4.09)%      38.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..........        $786,405        $786,219    $634,478    $510,777    $476,822    $410,747
Ratios to average net assets:
 Expenses..................................           1.37%**         1.37%       1.45%       1.52%       1.53%       1.51%
 Net investment income.....................           3.12%**         2.30%       2.10%       1.19%        .71%       1.07%
Portfolio turnover rate....................            .00%          26.21%      18.54%      15.54%      37.31%      40.56%

*Total return does not reflect sales commissions and is not annualized. **Annualized.

 10

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (continued)

                                                                                    CLASS II
                                                                -------------------------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1998      -----------------------------
                                                                  (UNAUDITED)        1997       1996       1995+
                                                                -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................           $15.17        $14.52     $12.53     $12.26
                                                                -------------------------------------------------
Income from investment operations:
 Net investment income......................................            .18             .18        .24        .02
 Net realized and unrealized gains..........................            .45            1.77       2.63        .88
                                                                -------------------------------------------------
Total from investment operations............................            .63            1.95       2.87        .90
                                                                -------------------------------------------------
Less distributions from:
 Net investment income......................................           (.02)           (.29)      (.24)      (.12)
 In excess of net investment income.........................             --              --       (.06)        --
 Net realized gains.........................................           (.28)          (1.01)      (.58)      (.51)
                                                                -------------------------------------------------
Total distributions.........................................           (.30)          (1.30)      (.88)      (.63)
                                                                -------------------------------------------------
Net asset value, end of period..............................         $15.50          $15.17     $14.52     $12.53
                                                                =================================================
Total Return*...............................................          4.17%          13.74%     23.28%      7.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $39,234         $38,627    $11,622     $2,264
Ratios to average net assets:
 Expenses...................................................          2.12%**         2.12%      2.20%      2.22%**
 Net investment income (loss)...............................          2.38%**          .93%      1.12%    (.01)%**
Portfolio turnover rate.....................................           .00%          26.21%     18.54%     15.54%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to December 31, 1995.


                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)

                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 64.8%
AUTOMOBILES 1.0%
Autoliv Inc. ...............................................        Sweden            217,000    $  6,938,645
Volvo AB, B.................................................        Sweden             39,700       1,182,303
                                                                                                 ------------
                                                                                                    8,120,948
                                                                                                 ------------
BANKING 9.1%
Banco Popular Espanol SA....................................        Spain             140,000      11,961,591
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal           117,300       3,785,325
Credit Suisse Group, reg. ..................................     Switzerland           42,000       9,345,332
Foreningssparbanken AB, A...................................        Sweden            642,100      19,323,628
*Mandamus AB................................................        Sweden             32,105         201,288
National Australia Bank Ltd. ...............................      Australia           424,214       5,595,382
National Australia Cap Sec Plc. ............................      Australia           159,608       4,578,755
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil            385,575      11,374,463
Union Bank of Norway, Primary Capital Cert. ................        Norway            124,800       3,578,028
Union Bank of Norway, Primary Capital Cert. 144A............        Norway            175,200       5,023,001
                                                                                                 ------------
                                                                                                   74,766,793
                                                                                                 ------------
BUILDING MATERIALS & COMPONENTS .2%
Cementos Diamante SA, ADR, 144A.............................       Colombia           129,200       1,098,200
Pioneer International Ltd. .................................      Australia           100,000         238,411
                                                                                                 ------------
                                                                                                    1,336,611
                                                                                                 ------------
BUSINESS & PUBLIC SERVICES 1.0%
Hyder Plc. .................................................    United Kingdom         79,780       1,252,594
Laidlaw Inc. ...............................................        Canada            600,000       7,242,188
                                                                                                 ------------
                                                                                                    8,494,782
                                                                                                 ------------
CHEMICALS 1.2%
Akzo Nobel NV...............................................     Netherlands        8,000,000         444,597
Imperial Chemical Industries Plc. ..........................    United Kingdom        575,000       9,267,694
                                                                                                 ------------
                                                                                                    9,712,291
                                                                                                 ------------
CONSTRUCTION & HOUSING .3%
Kaufman & Broad Home Corp. .................................    United States          77,000       2,444,750
                                                                                                 ------------
DATA PROCESSING & REPRODUCTION 2.3%
*Bay Networks Inc. .........................................    United States         300,000       9,675,000
*Newbridge Networks Corp. ..................................        Canada            256,000       6,128,000
*ODS Networks Inc. .........................................    United States         489,200       3,179,800
                                                                                                 ------------
                                                                                                   18,982,800
                                                                                                 ------------
ELECTRICAL & ELECTRONICS 4.6%
*DSC Communications Corp. ..................................    United States         326,500       9,795,000
General Electric Co. Plc. ..................................    United Kingdom      1,325,000      11,440,710
Motorola Inc. ..............................................    United States          10,000         525,625
Philips Electronics NV......................................     Netherlands          135,000      11,348,442
*Scitex Corp. Ltd. .........................................        Israel            360,000       4,702,500
                                                                                                 ------------
                                                                                                   37,812,277
                                                                                                 ------------

 12

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC COMPONENTS & INSTRUMENTS .9%
Intel Corp. ................................................    United States          96,000    $  7,116,000
                                                                                                 ------------
ENERGY SOURCES 5.7%
Amerada Hess Corp. .........................................    United States          50,000       2,715,625
Hub Power Co. Ltd., GDR, 144A...............................       Pakistan           310,000       2,160,015
Rao Gazprom, ADR, 144A......................................        Russia            390,300       4,361,603
Repsol SA...................................................        Spain              25,000       1,376,641
Societe Elf Aquitane SA.....................................        France             55,000       7,732,385
Total SA, B.................................................        France            100,000      13,000,331
Valero Energy Corp., new....................................    United States         161,400       5,366,550
YPF Sociedad Anonima, ADR...................................      Argentina           333,000      10,010,813
                                                                                                 ------------
                                                                                                   46,723,963
                                                                                                 ------------
FINANCIAL SERVICES 1.8%
Fannie Mae..................................................    United States         220,000      13,365,000
Merrill Lynch & Co. Inc. ...................................    United States          20,000       1,845,000
                                                                                                 ------------
                                                                                                   15,210,000
                                                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
Cafe de Coral Holdings Ltd. ................................      Hong Kong             1,000             342
                                                                                                 ------------
FOREST PRODUCTS & PAPER 2.3%
*Asia Pacific Resources International Hldgs. Ltd., A........      Indonesia         1,923,775       3,486,842
Assidomaen AB...............................................        Sweden            234,900       6,833,540
Bowater Inc. ...............................................    United States          10,000         472,500
Carter Holt Harvey Ltd. ....................................     New Zealand        3,084,890       2,690,297
*Empaques Ponderosa SA de CV, B.............................        Mexico          3,000,000       1,869,575
Enso OY, R..................................................       Finland             69,400         746,311
Fletcher Challenge Ltd. Forestry Division...................     New Zealand        4,652,452       2,608,296
Georgia Pacific Corp. ......................................    United States           5,000         294,688
Georgia Pacific Timber Group................................    United States           5,000         115,313
                                                                                                 ------------
                                                                                                   19,117,362
                                                                                                 ------------
HEALTH & PERSONAL CARE 2.0%
Astra AB, B.................................................        Sweden            266,667       5,316,688
Medeva Plc. ................................................    United Kingdom        988,516       2,820,373
Windmere-Durable Holdings Inc. .............................    United States         225,000       8,057,813
                                                                                                 ------------
                                                                                                   16,194,874
                                                                                                 ------------
INDUSTRIAL COMPONENTS .4%
BTR Plc. ...................................................    United Kingdom      1,015,625       2,897,719
                                                                                                 ------------
INSURANCE 5.2%
Ace Ltd. ...................................................       Bermuda            309,000      12,051,000
American International Group Inc. ..........................    United States          75,000      10,950,000
GIO Australia Holdings Ltd. ................................      Australia         2,000,000       5,132,333
National Mutual Asia Ltd. ..................................      Hong Kong        10,338,000       6,604,174
Presidential Life Corp. ....................................    United States         375,000       8,015,625
                                                                                                 ------------
                                                                                                   42,753,132
                                                                                                 ------------

                                                                              13

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM 2.2%
Kuoni Reisen Holding AG, B..................................     Switzerland            3,660    $ 18,169,699
                                                                                                 ------------
MACHINERY & ENGINEERING 1.7%
Rauma OY, ADR...............................................       Finland            353,700       7,339,275
VA Technologie AG, 144A.....................................       Austria             57,300       7,129,223
                                                                                                 ------------
                                                                                                   14,468,498
                                                                                                 ------------
MERCHANDISING 2.1%
*BJ's Wholesale Club Inc. ..................................    United States         140,000       5,687,500
*Cifra SA de CV.............................................        Mexico            627,753         943,097
*Homebase Inc. .............................................    United States         140,000       1,111,250
Storehouse Plc. ............................................    United Kingdom      2,300,000       9,632,262
                                                                                                 ------------
                                                                                                   17,374,109
                                                                                                 ------------
METALS & MINING 2.2%
Aluminum Co. of America.....................................    United States          10,000         659,375
Boehler Uddeholm AG, 144A...................................       Austria             58,500       3,864,989
Companhia Siderurgica Nacional Sid Nacional CSN.............        Brazil        151,111,000       3,786,267
Elkem AS....................................................        Norway            501,000       6,006,646
Trelleborg AB, B............................................        Sweden            324,500       4,272,467
                                                                                                 ------------
                                                                                                   18,589,744
                                                                                                 ------------
MULTI-INDUSTRY .4%
Jardine Strategic Holdings Ltd. ............................      Hong Kong         1,656,137       3,146,660
PT Bimantara Citra..........................................      Indonesia         8,975,000         166,765
                                                                                                 ------------
                                                                                                    3,313,425
                                                                                                 ------------
REAL ESTATE
PT Jaya Properties..........................................      Indonesia         3,598,000          42,544
                                                                                                 ------------
RECREATION & OTHER CONSUMER GOODS .5%
Yue Yuen Industrial (Holdings) Ltd. ........................      Hong Kong         2,453,600       4,385,613
                                                                                                 ------------
TELECOMMUNICATIONS 11.2%
Lucent Technologies Inc. ...................................    United States         242,000      20,131,375
Nokia AB, A.................................................       Finland            320,000      23,621,832
Tele Danmark AS, B..........................................       Denmark              9,500         911,735
Telecom Italia SpA, di Risp.................................        Italy           1,703,050       8,286,506
Telefonica de Argentina SA, B, ADR..........................      Argentina           277,414       8,998,617
Telefonica Del Peru SA, B, ADR..............................         Peru             171,500       3,505,031
Telefonica SA...............................................        Spain             340,000      15,746,293
Telefonos de Mexico SA (Telmex), ADR, L.....................        Mexico            226,050      10,864,528
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India              77,600         803,160
                                                                                                 ------------
                                                                                                   92,869,077
                                                                                                 ------------
TRANSPORTATION .4%
Air New Zealand Ltd., B.....................................     New Zealand        2,408,000       2,587,487
Guangshen Railway Co. Ltd., ADR.............................        China             163,200       1,111,800
                                                                                                 ------------
                                                                                                    3,699,287
                                                                                                 ------------

 14

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 6.1%
British Energy Ltd., 144A ..................................    United Kingdom      2,942,800    $ 25,728,755
Centrais Eletricas Brasileiras SA (Electrobras).............        Brazil        237,540,000       6,982,846
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul)...........        Brazil        237,540,000         324,497
Cia Energetica de Minas Gerais, ADR.........................        Brazil            275,348       8,570,411
Iberdrola SA................................................        Spain             515,000       8,376,445
                                                                                                 ------------
                                                                                                   49,982,954
                                                                                                 ------------
TOTAL COMMON STOCKS (COST $342,482,133).....................                                      534,579,594
                                                                                                 ------------
PREFERRED STOCKS 4.8%
Banco Bradesco SA, pfd. ....................................        Brazil        508,140,000       4,239,626
Cia Vale do Rio Doce, pfd., ADR.............................        Brazil            330,000       6,562,338
Coteminas Cia Tecidos Norte de Minas (CTNM), pfd. ..........        Brazil         11,918,000       1,674,455
Empresa Nacional de Comercio Redito Participacoe, pfd. .....        Brazil         11,918,000          29,883
Petroleo Brasileiro SA (Petrobras), pfd. ...................        Brazil         42,000,000       7,807,366
Philippine Long Distance Telephone Co., cvt., 7.00%, pfd.
  ser. 3....................................................     Philippines          105,000       4,830,000
Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......        Brazil            135,000      14,740,313
                                                                                                 ------------
TOTAL PREFERRED STOCKS (COST $36,905,429)...................                                       39,883,981
                                                                                                 ------------

                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
BONDS 2.3%
Banco Nacional de Mexico SA, cvt., 7.00%, 12/15/99..........        Mexico        $10,910,000      10,691,800
Government of Italy, cvt., 5.00%, 6/28/01...................        Italy           5,235,000       8,709,731
                                                                                                 ------------
TOTAL BONDS (COST $16,430,240)..............................                                       19,401,531
                                                                                                 ------------
SHORT TERM INVESTMENTS 27.0%
Fannie Mae, 5.44%, 7/01/98..................................    United States      34,293,000      34,293,000
Federal Farm Credit Banks
  5.50%, 9/01/98............................................    United States      37,790,000      37,784,369
  5.51%, 8/03/98............................................    United States      35,000,000      34,997,235
  5.53%, 10/01/98...........................................    United States      97,500,000      97,510,920
U.S. Treasury Bills, 5.035% to 5.11%, with maturities to
  11/12/98..................................................    United States      18,664,000      18,338,670
                                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS (COST $222,908,428)............                                      222,924,194
                                                                                                 ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST
  $618,726,230).............................................                                      816,789,300
                                                                                                 ------------

                                                                              15

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY         AMOUNT**         VALUE
-------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENTS 12.7%
Dresdner Bank AG, 5.65%, 7/01/98 (Maturity Value
  $35,005,493) Collateralized by U.S. Treasury Bills........    United States     $35,000,000    $ 35,000,000
Merrill Lynch & Co. Inc., 5.80%, 7/01/98 (Maturity Value
  $35,005,639) Collateralized by U.S. Treasury Bills........    United States      35,000,000      35,000,000
Swiss Bank Corp., 5.96%, 7/01/98 (Maturity Value
  $35,005,794) Collateralized by U.S. Treasury Bills........    United States      35,000,000      35,000,000
                                                                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $105,000,000).............                                      105,000,000
                                                                                                 ------------
TOTAL INVESTMENTS (COST $723,726,230) 111.6%................                                      921,789,300
OTHER ASSETS, LESS LIABILITIES (11.6%)......................                                      (96,150,655)
                                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                                     $825,638,645
                                                                                                 ============

*Non-income producing.
**Securities traded in U.S. dollars.
(a)See Note 1(c) regarding repurchase agreements.


                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $618,726,230)....    $816,789,300
 Repurchase agreements, at value and cost...................     105,000,000
 Cash.......................................................             251
 Receivables:
  Investment securities sold................................         447,098
  Fund shares sold..........................................       3,928,657
  Dividends and interest....................................       3,369,764
 Other assets...............................................          25,342
                                                                ------------
      Total assets..........................................     929,560,412
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      97,502,021
  Fund shares redeemed......................................       5,149,086
  To affiliates.............................................       1,125,222
 Accrued liabilities........................................         145,438
                                                                ------------
      Total liabilities.....................................     103,921,767
                                                                ------------
Net assets, at value........................................    $825,638,645
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $ 12,336,363
 Net unrealized appreciation................................     198,063,070
 Accumulated net realized loss..............................     (21,996,977)
 Beneficial shares..........................................     637,236,189
                                                                ------------
Net assets, at value........................................    $825,638,645
                                                                ============
CLASS I:
 Net asset value per share ($786,404,805 / 50,061,069 shares
   outstanding).............................................          $15.71
                                                                ============
 Maximum offering price per share (15.71 / 94.25%)..........          $16.67
                                                                ============
CLASS II:
 Net asset value per share ($39,233,840 / 2,531,342 shares
   outstanding)*............................................          $15.50
                                                                ============
 Maximum offering price per share (15.50 / 99.00%)..........          $15.66
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $1,388,814)
 Dividends..................................................    $ 11,444,445
 Interest...................................................       7,402,137
                                                                ------------
      Total investment income...............................                       $ 18,846,582
Expenses:
 Management fees (Note 3)...................................       3,360,136
 Administrative fees (Note 3)...............................         556,387
 Distribution fees (Note 3)
  Class I...................................................       1,000,759
  Class II..................................................         196,680
 Transfer agent fees (Note 3)...............................         427,000
 Custodian fees.............................................         134,000
 Reports to shareholders....................................          72,035
 Registration and filing fees...............................          64,000
 Professional fees..........................................          36,000
 Trustees' fees and expenses................................          28,000
 Other......................................................          18,068
                                                                ------------
      Total expenses........................................                          5,893,065
                                                                                   ------------
          Net investment income.............................                         12,953,517
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (21,453,197)
  Foreign currency transactions.............................        (117,120)
                                                                ------------
      Net realized loss.....................................                        (21,570,317)
      Net unrealized appreciation on investments............                         46,824,511
                                                                                   ------------
Net realized and unrealized gain............................                         25,254,194
                                                                                   ------------
Net increase in net assets resulting from operations........                       $ 38,207,711
                                                                                   ============

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1998          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 1997
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 12,953,517          $ 17,928,804
  Net realized gain (loss) from investments and foreign
    currency transactions...................................     (21,570,317)           56,831,220
  Net unrealized appreciation on investments................      46,824,511            18,738,843
                                                                -------------------------------------
    Net increase in net assets resulting from operations....      38,207,711            93,498,867
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................        (769,166)          (17,851,213)
   Class II.................................................         (37,970)             (635,878)
  Net realized gains:
   Class I..................................................     (14,614,151)          (47,840,555)
   Class II.................................................        (721,427)           (1,940,548)
 Capital share transactions (Note 2):
   Class I..................................................     (21,033,856)          125,392,016
   Class II.................................................        (238,671)           28,123,894
                                                                -------------------------------------
    Net increase in net assets..............................         792,470           178,746,583
Net assets:
 Beginning of period........................................     824,846,175           646,099,592
                                                                -------------------------------------
 End of period..............................................    $825,638,645          $824,846,175
                                                                =====================================
Undistributed net investment income included in net assets:
 End of period..............................................    $ 12,336,363          $    189,982
                                                                =====================================

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth by a flexible policy of investing in the equity and debt securities of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1998, all outstanding repurchase agreements held by the Fund had been entered into on that date.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 20

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL STOCK

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                JUNE 30, 1998                      DECEMBER 31, 1997
                                                         -----------------------------------------------------------------
                                                              SHARES           AMOUNT              SHARES           AMOUNT
                                                         -----------------------------------------------------------------
CLASS I SHARES:
Shares sold............................................   14,210,316    $ 223,757,483          17,195,097    $ 281,507,387
Shares issued on reinvestment of distributions.........      886,162       13,778,626           3,859,713       58,207,367
Shares redeemed........................................  (16,368,302)    (258,569,965)        (13,121,848)    (214,322,738)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................   (1,271,824)   $ (21,033,856)          7,932,962    $ 125,392,016
                                                         =================================================================

                                                                              21

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL STOCK (CONT.)

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                   JUNE 30, 1998                 DECEMBER 31, 1997
                                                              --------------------------------------------------------
                                                                SHARES         AMOUNT            SHARES         AMOUNT
                                                              --------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................   392,752    $ 6,069,294         1,773,264    $28,763,454
Shares issued on reinvestment of distributions..............    44,101        678,265           154,119      2,299,060
Shares redeemed.............................................  (451,495)    (6,986,230)         (181,625)    (2,938,620)
                                                              --------------------------------------------------------
Net increase (decrease).....................................   (14,642)   $  (238,671)        1,745,758    $28,123,894
                                                              ========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.80% per year of the average daily net assets of the fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 1998, unreimbursed costs were $1,422,712. Distributors received net commissions from sales of fund shares, and received contingent deferred sales charges for the period of $295,500 and $17,779, respectively.

Legal fees of $28,311 were paid to a law firm in which a partner is an officer of the Fund.

 22

PAGE


TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $251,484,399
Unrealized depreciation.....................................   (53,421,329)
                                                              ------------
Net unrealized appreciation.................................  $198,063,070
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $0 and $15,276,429, respectively.

                                                                              23

PAGE

                       This page intentionally left blank

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

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 Companies Fund
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Templeton Global
 Smaller Companies Fund
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Templeton Growth Fund
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GLOBAL GROWTH AND INCOME
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Mutual European Fund
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Templeton Growth and
 Income Fund

GLOBAL INCOME
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 Income Fund
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 Currency Fund
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GROWTH
Franklin Biotechnology
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Franklin Growth Fund
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 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
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 Securities Fund
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Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
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Mutual Beacon Fund
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Mutual Qualified Fund
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Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
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 Target Fund
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 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
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Pennsylvania
Tennessee***
Texas
Virginia
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VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin
Advisers, Inc. and its Templeton and Franklin affiliates.    07/98

PAGE


TEMPLETON GLOBAL
OPPORTUNITIES TRUST

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Global Opportunities Trust, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the Investment Manager which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                  [LOGO]      Printed on recycled paper

415 598 08/98